Kirr Marbach Partners Funds, Inc.

Supplement to Prospectus dated January 28, 2003. This supplement is dated August 4, 2003.

On May 19, 2003, the Board of Directors of the Fund approved an amendment to the Expense Cap/Reimbursement Agreement with Kirr, Marbach & Company, LLC (the "Adviser") to reduce the expense cap from 1.50% to 1.45%. Thus, the Adviser has contractually agreed to reduce its compensation and/or assume expenses for the Fund to the extent necessary to ensure that the Fund's total operating expenses (on an annual basis) do not exceed 1.45% of the Fund's average daily net assets until December 31, 2004.

1.   The "Fees and Expenses of the Fund" section is hereby restated in full:

                          FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

   Exchange Fee (1)........................................................$5.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

   Management Fees(3)..................................................... 1.00%
   Distribution and Service (12b-1) Fees(4)............................... 0.06%
   Other Expenses(3)...................................................... 0.58%
   Total Annual Fund Operating Expenses(3)................................ 1.64%
   Fee Waiver/Expense Reimbursement(3)....................................-0.19%
   Net Expenses........................................................... 1.45%
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(1)  If you  exchange  shares of the Fund for shares of the U.S.  Bancorp  Money
     Market Fund by telephone, you will be charged a $5 service fee.

(2) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(3) Until December 31, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets. After such date, the total operating expense limitations may be terminated or revised at any time. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management."

(4) The Fund has adopted a written plan of distribution under Rule 12b-1. The Board of Directors has authorized the payment of fees under the plan pursuant to a Distribution Agreement with the Fund's principal underwriter, which commenced December 31, 1998. The distribution fees paid by the Fund under the plan may not exceed an annual rate of 0.25% of the Fund's average daily net assets. If additional distribution fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by The National Association of Securities Dealers, Inc. See "Distribution and Shareholder Servicing Plan."

                                     Example

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please note that the one-year number is based on the Fund's net expenses resulting from the expense cap agreement described above. The three-, five- and ten-year numbers are based on the Fund's expenses before any waiver or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

        1 Year                3 Years              5 Years             10 Years
        ------                -------              -------             --------

          $148                   $499                 $874               $1,928



2. The "Fund Management" section relating to the Adviser is hereby restated in full:

Adviser

     The Fund has entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser, 621 Washington Street, Columbus, Indiana 47201, is an Indiana limited liability company and has been serving clients since 1975. As of December 31, 2002, the Adviser managed approximately $335 million for individual and institutional clients. Under the Investment Advisory Agreement, the Fund pays the Adviser an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Since the Fund's inception through August 4, 2003, the Adviser waived its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets. On May 19, 2003, the Board of Directors approved an amendment and restatement of the Expense Cap/Reimbursement Agreement entered into with the Adviser in order to reduce the expense cap to 1.45%. Pursuant to that agreement, the Adviser has contractually agreed effective August 4, 2003 and until December 31, 2004 to continue to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.45% of its average daily net assets. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     Under  the  Investment  Advisory   Agreement,   not  only  is  the  Adviser
responsible for management of the Fund's assets, but also for portfolio transactions and brokerage.

3. The "Purchasing Shares Through Financial Intermediaries" subsection is hereby restated in full:

     If you purchase shares through a financial intermediary (such as a broker-dealer), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. You will not be charged such fees directly by the Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. The price per share you will receive will be the net asset value next computed after your request is accepted by the financial intermediary. The Fund may compensate financial intermediaries for assistance under the Fund's Distribution and Shareholder Service Plan (i.e., Rule 12b-1 plan) or otherwise. Certain broker-dealers for the Fund are authorized to designate other financial intermediaries to receive purchase and redemption orders on behalf of the Fund.